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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2001

ZeroPlus.com, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-20865	52-1929282
(State or other jurisdiction of incorporation or organization)	(Commission File number)	(I.R.S. Employer Identification No.)

12800 Middlebrook Road, Suite 400
Germantown, Maryland 20874
(301) 601-8700
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (301) 601-8700

Not applicable
(Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS.

    Attached as Exhibit 99.1 is a press release issued by ZeroPlus.com, Inc. dated June 5, 2001, which is hereby incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)	EXHIBITS
99.1—Press Release, dated June 5, 2001.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 5, 2001

ZeroPlus.com, Inc.
By:	/s/ DONALD J. SHOFF Donald J. Shoff Vice President of Finance and Chief Accounting Officer

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ITEM 5. OTHER EVENTS.
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURE